SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of Earliest Event Reported): December 12, 2000



                               SIBONEY CORPORATION
                  ---------------------------------------------

             (Exact Name of Registrant as Specified in its Charter)



          Maryland                        1-3952                 73-0629975
    ---------------------              ------------            ---------------
(State or Other Jurisdiction            (Commission             (IRS Employer
      of Incorporation)                File Number)          Identification No.)



325 North Kirkwood Road, Suite 310
P.O. Box 221029, St. Louis, Missouri                              63122
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(Address of Principal Executive Offices)                       (Zip Code)



                                 (314) 822-3163
                          -----------------------------
              (Registrant's telephone number, including area code)


         (Former name or former address, if changed since last report.)

ITEM 5.  OTHER INFORMATION

On December 12, 2000, Siboney Corporation announced that Siboney Learning Group, its wholly owned subsidiary, has signed a Purchase Agreement to purchase the stock of Activity Records and in so doing, to acquire Educational Activities' software product line. It is anticipated that this acquisition will close on January 2, 2001. Educational Activities will continue to publish its audio and video product lines.

Educational Activities Software is well respected in the adult, community college and K-12 markets for its skills-focused educational software in reading, language, mathematics, science and English as a Second Language (ESL). Its best-selling Diascriptives Reading series has received numerous awards from software review organizations. The company has also published several software tool programs, including its Learning Styles Inventory program that quickly assesses students' learning style preferences.

Siboney Learning Group will maintain and support Educational Activities Software's current network of sales representatives who call on K-12 schools, community colleges, correctional facilities and community-based literacy organizations. In addition, Siboney Learning Group expects to sell a few Educational Activities Software products through selected dealers and sales representatives that currently sell Siboney Learning Group's Orchard, GAMCO, and Teacher Support Software product lines. Siboney Learning Group is also committed to upgrading Educational Activities Software's management system and to exploring how to deliver Educational Activities Software's programs via the Internet.

Tim Tegeler, Chairman of Siboney Corporation, commented, "Siboney Learning Group is, enjoying another year of strong internal growth in sales and profits through our Orchard Teacher's Choice Software and GAMCO product lines. I am confident that our talented team will be able to grow Educational Activities Software sales and continue to upgrade their product line as they have done so successfully with our own products and recently acquired products from Teacher Support Software."

Bodie Marx, President of Siboney Leaning Group, added, "The addition of Educational Activities Software to our growing portfolio of products will allow us to reach the adult and alternative education markets where we do minimal business today. I have always admired the effectiveness and depth of their products. I look forward to working with Alan Stem whose vast experience in these markets will serve us well in the future and who will continue with us as Sales Director of Educational Activities Software."

Any forward-looking statement is necessarily subject to significant uncertainties and risks. The words "believes", "anticipates", "intends", "expects" and similar expressions are intended to identify forward-looking statements. Actual results could be materially different. The Company undertakes no obligation to publicly release the results of any Revisions to these forward-looking statements which may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   December 12, 2000


                                     SIBONEY CORPORATION


                                     By:    /s/ Rebecca Braddock
                                            ------------------------------------
                                            Rebecca Braddock,
                                            Vice President